Exhibit 10.31

Form of Note

[___________, ____]

FOR VALUE RECEIVED, the undersigned (each a “Borrower” and, collectively, the “Borrowers”), hereby promise to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Loan Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrowers under that certain Term Loan Agreement, dated as of November [2], 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Guarantors, the Lenders from time to time party thereto, Capitala Private Credit Fund V, L.P., as Lead Arranger, and Wilmington Trust, National Association, as Administrative Agent.

The Borrowers collectively promise to pay interest on the unpaid principal amount of the Term Loan made by the Lender from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Loan Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Loan Agreement. This Note may be subject to mandatory prepayment as set forth in the Loan Agreement

This Note is one of the Notes referred to in the Loan Agreement and the holder is entitled to the benefits thereof. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the Borrowers, intending to be legally bound, have duly executed this Note the day and year first above written.

VINTAGE STOCK, INC., a Missouri corporation,

as a Borrower

By: ________________________

Name: ______________________

Title: _______________________

VINTAGE STOCK AFFILIATED HOLDINGS

LLC, a Nevada limited liability company, as a

Borrower

By: ________________________

Name: ______________________

Title: _______________________

Title: _____________________________

Date: _____________ __, ____

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